UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 8, 2005

Communications Systems, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

213 South Main Street
Hector, Minnesota	55342
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code    (320) 848-6231

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 7, 2005, Communications Systems, Inc. (the “Company”) reported its financial results for its third quarter ended September 30, 2005. See the Company’s press release dated November 7, 2005, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01  Exhibits

The following information is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 7, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Communications Systems, Inc.

Date: November 8, 2005	By	/s/ Paul N. Hanson
Paul N. Hanson
Vice President and Chief Financial
Officer